                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 30, 2002
                                                  ------------


                             PS Business Parks, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

   California                    1-10709                     95-4300881
   ----------                    -------                     ----------
State or Other               (Commission File        IRS Employer Identification
 Jurisdiction of                 Number)                         No.)
 Incorporation)

701 Western Avenue, Glendale, California                     91201-2397
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (818) 244-8080
                                                           --------------
                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events
              ------------

         On May 30, 2002, PS Business Parks, Inc., a California corporation (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") among the Company, PS Business Parks, L.P., a California limited partnership, Acquiport Two Corporation, a Delaware corporation (the "Selling Stockholder"), and Goldman, Sachs & Co., relating to a public offering by the Selling Stockholder of 3,100,000 shares (the "Shares") of the Company's Common Stock, par value $.01 per share.

         The offering is being made under a Registration Statement on Form S-3 (No. 333-78627) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on June 2, 1999.

         On May 31, 2002, the Company filed with the Securities and Exchange Commission a supplement to the prospectus in the Registration Statement, dated May 30, 2002, relating to the issuance and sale of the Shares (the "Prospectus Supplement").

         This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement and an opinion of counsel in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (c)    Exhibits

                    Exhibit 1.1 -     Underwriting Agreement, dated May 30,
                                      2002, among PS Business Parks, Inc., PS
                                      Business Parks, L.P., Acquiport Two
                                      Corporation and Goldman, Sachs & Co.

                    Exhibit 5.1 -     Opinion of David Goldberg as to the
                                      validity of the Shares.

                    Exhibit 23.1 -    Consent of David Goldberg (contained in
                                      Exhibit 5.1).

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PS BUSINESS PARKS, INC.

                                      By:  /s/ Jack Corrigan
                                          -------------------------------------
                                          Jack Corrigan
                                          Vice President and Chief Financial
                                          Officer

Date:  May 30, 2002

                                INDEX TO EXHIBITS

  Exhibit 1.1 -    Underwriting Agreement, dated May 30, 2002, among PS Business
                   Parks, Inc., PS Business Parks, L.P., Acquiport Two
                   Corporation and Goldman, Sachs & Co.

  Exhibit 5.1 -    Opinion of David Goldberg as to the validity of the Shares.

  Exhibit 23.1 -   Consent of David Goldberg (contained in Exhibit 5.1).